SUNAMERICA STYLE SELECT SERIES, INC.
                           Asset Allocation Strategies

               Supplement to the Prospectus dated November 8, 2002


         Under the section entitled "Opening an Account (Classes A, B and II)" on page 10 of the Prospectus, the second sentence is replaced with the following:

         2. Determine how much you want to invest. The minimum initial investment for each class of each SunAmerica Focused Strategy is as follows:
                   o    Non-Retirement Account: $500
                   o    Retirement Account: $250
                   o    Dollar Cost Averaging by Wire or Systematic Exchange:
                        $500 or $250 to open depending on your type of account; you must invest at least $25 a month

              The minimum subsequent investment for a SunAmerica Focused Strategy is as follows:
                   o    Non-Retirement Account: $100
                   o    Retirement Account: $25

Dated: January 16, 2004